Exhibit 10.5(i)


                          FIRST AMENDMENT TO BANK AGREEMENT

                                      (SERIES 7)


                    THIS FIRST AMENDMENT TO BANK AGREEMENT (the "First Amendment"), dated as of November 29, 1993, is by and among J&B Management Company, a New Jersey general partnership ("J&B"), and its affiliates; Leisure Centers, Inc., a corporation organized and existing under the laws of the State of Delaware, J&B Management Corp., Sulgrave Realty Corporation, and Wilmart Development Corp., each of which is a corporation organized and existing under the laws of the State of New Jersey (hereinafter J&B, Leisure Centers, Inc., J&B Management Corp., Sulgrave Realty Corporation and Wilmart Development Corp. are sometimes referred to collectively as the "Company" or the "Co-Obligors"), and The Bank of New York (the "Bank").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    WHEREAS, the Company and the Bank have heretofore entered into that certain Bank Agreement dated as of October 27, 1993 (Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Bank Agreement); and

                    WHEREAS, the Company and the Bank desire to amend the Bank Agreement to provide that the Bank may transfer Cleared Funds from the Fund to the Company or other third parties upon the written instructions of only Mr. John Luciani or Mr. Bernard M. Rodin;

                    NOW, THEREFORE, the Bank and the Company agree to amend the Bank Agreement as follows:

                    1.   Section 1.6  of  the  Bank  Agreement   is  hereby
          deleted in its entirety and replaced to read in its entirety as follows:

                    Section 1.6.  Payment
                                  -------

                    (a) The Bank, at the Initial Closing and each Additional Closing, upon receipt of written instructions from either Mr. John Luciani or Mr. Bernard M. Rodin, shall transfer to the Company or to such third party or parties as may be directed by Mr. Luciani or Mr. Rodin the Cleared Funds then held in the Fund by the Bank. Any interest thereon and not theretofore distributed in accordance with Section 1.3 shall be paid to the Purchasers in accordance with Section 1.3 hereof.

                    (b)  In the event that  the Bank should receive written
          instructions   as  contemplated   in  subparagraph (a)   of  this
          Section 1.6 from any one other than Mr. Luciani or Mr. Rodin, regardless of whether that person is an employee, agent or representative of any Co-Obligor, those instructions are to be deemed to be invalid and contrary to the intent of this Bank Agreement.

                    2. Except as herein specifically amended, all of the terms, covenants, provisions and conditions of the Bank Agreement shall continue to remain in full force and effect.

                    3. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

          J&B MANAGEMENT COMPANY             SULGRAVE REALTY CORPORATION


          By: /s/ Bernard M. Rodin           By: /s/ Bernard M. Rodin
             --------------------------         -------------------------
             Title:  Vice President             Title:  Vice President

          LEISURE CENTERS, INC.              WILMART DEVELOPMENT CORP.


          By: /s/ Bernard M. Rodin           By: /s/ Bernard M. Rodin
             --------------------------         --------------------------
             Title:  Vice President             Title:  Vice President

          J&B MANAGEMENT CORP.               THE BANK OF NEW YORK


          By: /s/ Bernard M. Rodin           By: /s/ Harley Jeanty
              -------------------------         --------------------------
              Title:  Vice President            Title:    Assistant  Vice
                                                          President